EXHIBIT 10.1

AMENDED AND RESTATED OFFICE/WAREHOUSE
LEASE THIRD EXTENTION AGREEMENT

The third extension agreement made as of this 17th day of September, 2013, by and between Arden Partners I, LLP., a Minnesota limited liability partnership, (Lessor) and IntriCon, Inc., a Minnesota Corporation, and IntriCon Corporation, a Pennsylvania corporation, (collectively Lessee).

Now, therefore, in Consideration of the forgoing and the mutual agreements contained herein, the parties hereto hereby agree as follows:

1.	Under the terms of amended and restated Office/Warehouse Lease second Extension Agreement Paragraph Three Lessee exercised its option to extend the term of the lease for one period of three years (11/1/13-10/31/16) at an annual base rent of $372,090.00 per year.

2.	Except as modified herein, all other terms and provisions of the lease shall remain in full force and effect

In Witness Whereof, the parties have executed this Third Extension Agreement as of the date first above

Written.

LESSOR:		LESSEE:

Arden Partners I, LLP		IntriCon, Inc.

By:	/s/ Thomas A. Giguere	By:	/s/ Scott Longval

(Thomas A. Giguere)		(Scott Longval)

Its:	Managing Partner	Its:	Chief Financial Officer